                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  Filed by the registrant [X]

  Filed by a party other than the registrant [ ]
  Check the appropriate box:

  [ ] Preliminary proxy statement.        [ ] Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2)).
  [X] Definitive proxy statement.

  [ ] Definitive additional materials.

  [ ] Soliciting material pursuant to Section 240.14a-12

                           BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

  (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

  (5)   Total fee paid:

--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)   Amount Previously Paid:

--------------------------------------------------------------------------------

  (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

  (3)   Filing Party:

--------------------------------------------------------------------------------

  (4)   Date Filed:

--------------------------------------------------------------------------------

                              2005 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT






                          [BLUE RIVER BANCSHARES LOGO]

[BLUE RIVER BANCSHARES LOGO]

                                                                  April 22, 2005

Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 24, 2005. At the meeting, we will review our performance for fiscal year 2004.

     A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2004 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on May 24, 2005.


                                          Sincerely,

                                          /s/ Russell Breeden, III

                                          Russell Breeden, III
                                          Chairman and Chief Executive Officer

[BLUE RIVER BANCSHARES LOGO]

                               NOTICE OF THE 2005
                         ANNUAL MEETING OF SHAREHOLDERS
                                                                  April 22, 2005


     The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 24, 2005, at 10:00 a.m., at the Occasions Banquette Hall, 415 East Hendricks Street, Shelbyville, Indiana, to consider and take action on the following matters:

     1. Election of three directors to serve a three year term expiring in 2008,

     2. Ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for fiscal year 2005, and

     3. Transaction of any other business that is properly raised at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE THREE PROPOSALS.

Shelbyville, Indiana
                                                   /s/ Randy J. Collier

                                                   Randy J. Collier
                                                   Secretary

                                TABLE OF CONTENTS

ANNUAL MEETING INFORMATION........................................................................................1
    Why did I receive this proxy statement?.......................................................................1
    Who will solicit the proxies and who is paying for them?......................................................1
    What will occur at the annual meeting?........................................................................1
    How many votes are necessary to elect the nominees for director?..............................................2
    What if a nominee is unwilling or unable to stand for election?...............................................2
    How many votes are necessary to approve the other matters?....................................................2
    If my shares are held in "street name" by my broker, will my broker vote my shares for me? ...................2
    Who will count the votes?.....................................................................................2
    How do I vote if I'm not planning to attend the annual meeting?...............................................3
    What if I want to change my vote? ............................................................................3
    How do I raise an issue for discussion at the annual meeting? ................................................3
    Where can I find the voting results of the meeting? ..........................................................3
PROPOSAL ONE - ELECTION OF DIRECTORS..............................................................................3
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................5
OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION ..........................................................5
    DIRECTORS OF THE COMPANY......................................................................................5
    Who is on our Board of Directors? ............................................................................5
COMMITTEE MEMBERSHIP AND MEETINGS HELD............................................................................7
    Directors attendance at the Annual Meeting of Shareholders....................................................8
    Code of Conduct and Ethics ...................................................................................9
    Shareholder communication with the Board of Directors.........................................................9
    How is our Board of Directors paid? ..........................................................................9
    EXECUTIVE OFFICERS OF THE COMPANY............................................................................10
    Who are our Executive Officers?..............................................................................10
    How are our Executive Officers paid?.........................................................................11
    REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS...............................................14
    Who determines how much the Executive Officers are paid? ....................................................14
    What are our goals, policies, and objectives? ...............................................................14
    REPORT OF THE AUDIT COMMITTEE ...............................................................................15
    Why are we receiving this report? ...........................................................................15
    Who are the members of the Audit Committee?..................................................................15
    Has the Audit Committee reviewed the Company financial statements? ..........................................15
    FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2004 AND 2003.........................16
    SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS ............................................17
    How much stock do our Executive Officers and Directors own? .................................................17
    RELATED PARTY TRANSACTIONS...................................................................................18
APPENDIX A - Audit Committee Charter............................................................................A-1

                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 24, 2005, beginning at 10:00 a.m., at the Occasions Banquette Hall, 415 East Hendricks Street, Shelbyville, Indiana, and at any postponements or adjournments thereof. This proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 22, 2005.

     As of the close of business on April 15, 2005, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 3,406,150 shares of common stock issued and outstanding.

     WHY DID I RECEIVE THIS PROXY STATEMENT?

     On April 22, 2005, we began mailing this proxy statement to everyone who was a shareholder as of April 15, 2005. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

     More importantly, this proxy statement

     - includes detailed information about the matters that will be discussed and voted on at the meeting, and

     - provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

     WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

     The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

     WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

     - is present in person, or

     - is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

     If there are enough shareholders present at the meeting, then we will vote on

     - election of three directors to serve a three year term expiring in 2008,

     - ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for fiscal year 2005, and

     - transaction of any other business that is properly raised at the meeting.

     On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted on any matter.

     Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

     After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

     The members of the Board of Directors recommend that you vote FOR each of the proposals.

     HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

     The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

       WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

     Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

     - the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or

     - the Board of Directors may, during the meeting, nominate another person for director.

     It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

     Your vote is completely confidential.

     HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

     The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

     IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

     WHO WILL COUNT THE VOTES?

     Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

     HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

     - FOR election of three directors to serve a three year term expiring in 2008, and

     - FOR ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for 2005.

     WHAT IF I WANT TO CHANGE MY VOTE?

     You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

     - write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,

     - submit another properly signed proxy with a more recent date, or

     - vote in person at the meeting.

     HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than December 23, 2005. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2006 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

     If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

     WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2005.

PROPOSAL ONE - ELECTION OF DIRECTORS

     Three directors will be elected at the annual meeting. Directors will serve a three-year term until the 2008 annual meeting or until their earlier resignation or removal.

     This year's nominees for election to the Board of Directors are as follows:


                           ---------------------------
                                 Peter G. DePrez
                               Director since 1999
                                     Age 57
                           ---------------------------


     PETER G. DEPREZ (Director). Mr. DePrez practices general law with Brown, Linder & DePrez, P.A., Shelbyville, Indiana. Mr. DePrez received his undergraduate education at Trinity College in Hartford, Connecticut and his J.D. degree from

Indiana University in 1973. Mr. DePrez served as the Shelby County Deputy Prosecuting Attorney from 1974 to 1977. He practiced law with the firm of Robison, DePrez, Lux & Schooley P.A. from 1973 to 1988.

     Mr. DePrez is also active in the business and service communities of Shelbyville and Shelby County. He is a member of the Shelby County Development Corporation, Shelby Industries, Inc., Shelby Industrial Development, Inc. and Blue River Development Corporation.

     Mr. DePrez also served as a member of the Board of Directors of Farmers National Bank of Shelbyville from 1976 until its subsequent merger with Merchants National Bank and Trust Company. Thereafter, he served as an advisory board member for Merchants National Bank and its successor National City Bank of Indiana until 1998.

     Mr. DePrez is a member of the Shelby County Bar Association (where he served as President for 1984 and 1985). He is also a member of the Indiana Bar Association, the American Bar Association, the Indiana Trial Lawyer Association and the Association of Trial Lawyers of America.

     Our Board has determined that, if elected, Mr. DePrez will be an independent director, as defined by the NASDAQ listing standards.


                           ---------------------------
                                 Wayne C. Ramsey
                               Director since 2002
                                     Age 58
                           ---------------------------

     WAYNE C. RAMSEY (Director). Mr. Ramsey has been the Vice President of Lynch & Associates, an independent investment advisory firm located in Evansville Indiana since 2000. He has been and independent investor in banks and thrifts since 1993. Mr. Ramsey received his undergraduate and graduate degrees from Purdue University in 1970 and 1971 respectively.

     Mr. Ramsey has been a director of Paramount Bank (formerly known as Unified Banking Company) since November 2003.

     Our Board has determined that, if elected, Mr. Ramsey will be an independent director, as defined by the NASDAQ listing standards.


                           ---------------------------
                                   John Eckart
                            Director since April 2005
                                     Age 53
                           ---------------------------

     JOHN ECKART (Director). Mr. Eckart serves as the Commissioner of the Indiana Department of Revenue since his appointment to that position by Governor Mitch Daniels in March, 2005. Prior to his retirement in 2004, Mr. Eckart was the Chairman and President of Indiana-American Water Co., a water utility, which serves 340,000 customers, in small and medium sized cities and towns located primarily in Indiana from 1997 to 2004. Mr. Eckart was elected by the Board of Directors to fill a vacancy on the Board beginning in April of 2005.

     Mr. Eckart received his undergraduate degree from University of Evansville in 1974 and a Master's of Business Administration from the University of Indianapolis in 1988.

     Our Board has determined that, if elected, Mr. Eckart will be an independent director, as defined by the NASDAQ listing standards.

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC to serve as our independent registered public accounting firm for the 2005 fiscal year and is soliciting your ratification of that selection.

     In their role as our independent registered public accounting firm, they report on our financial statements.

     A representative of Crowe Chizek and Company LLC may be present at the meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Your ratification of the Audit Committee's appointment of Crowe Chizek and Company LLC is not necessary because the Audit Committee of the Board of Directors has sole authority for appointment of our independent registered public accounting firm. However, the Audit Committee of the Board of Directors will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

     In February 2004, the Audit Committee of the Board of Directors of the Company notified Deloitte & Touche LLP that it would be dismissed effective upon the filing of the Company's Form 10-KSB for the year ended December 31, 2003 with the Securities and Exchange Commission.

     In connection with the audits of the Company's financial statements for the years ended December 31, 2003 and 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements.

     Deloitte & Touche LLP's reports on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principle.

     Our Audit Committee recommends a vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm for 2005.

     In making its recommendation for the shareholders of the Company to ratify the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005, the Audit Committee has considered whether services other than audit and audit-related provided by Crowe Chizek and Company LLC are compatible with maintaining the independence of Crowe Chizek and Company LLC.

             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

     DIRECTORS OF THE COMPANY

     WHO IS ON OUR BOARD OF DIRECTORS?

     The directors of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor. The following directors have been determined to be independent:
Wendell L. Bernard, Peter G. DePrez, Wayne C. Ramsey, John R. Owens and Robert
J. Salyers.


              NAME                 AGE       OFFICE AND BUSINESS EXPERIENCE
              ----                 ---       ------------------------------

Steven R. Abel ..................  55   Vice Chairman since May 2004; Chairman
                                        from August 1997 to May 2004; Chief
                                        Executive Officer from June 2000 to July
                                        2003; Interim President from June to
                                        October 2000; President and CEO of
                                        Shelby County Bank from July to October
                                        2000; director since March 1997;
                                        Chairman and director of Shelby County
                                        Bank

              NAME                 AGE       OFFICE AND BUSINESS EXPERIENCE
              ----                 ---       ------------------------------

                                        since June 1998 (term expires 2006);
                                        director of Paramount Bank since
                                        November 2003; President and Treasurer
                                        from March 1997 to August 1997;
                                        President and Owner of Hoosier Appraisal
                                        Service, Inc. since March 2000; licensed real estate appraiser since 1992; co-owner of Shelby Travel since October 2000.

Wendell L. Bernard...............  60   Director since June 1998 (term expires
                                        2006); director of Shelby County Bank
                                        since June 1998; Owner and operator of
                                        Bernard Realty, Inc. located in
                                        Shelbyville, Indiana; director and Vice
                                        President of Finance of Williams
                                        Industries, Inc., a manufacturing
                                        company until 1997.

Russell Breeden, III ............  55   Chairman since May 2004; Director since
                                        September 2002 (term expires 2006);
                                        Chief Executive Officer since August
                                        2003; President since October 2004;
                                        Chairman of the Executive Committee
                                        since September 2002; director of Shelby
                                        County Bank since September 2002;
                                        Chairman and director of Paramount Bank
                                        since November 2003; President and Vice
                                        Chairman of Harrington Bank (Richmond,
                                        Indiana) from 1999 to 2002; Chairman and
                                        Chief Executive Officer of Community
                                        First Financial Group, Inc. from 1993 to
                                        2001. Raffensperger, Hughes and Co.
                                        Inc., (Indianapolis, Indiana) from 1973
                                        to 1993 serving as President and Chief
                                        Executive Officer from 1990 to 1993.

Peter G. DePrez..................  57   Director since May 1999 (Nominee);
                                        director of Shelby County Bank since
                                        January 1999; Attorney; Advisory Board
                                        Member of National City Bank (Shelby
                                        County) until 1998; director and Officer of Shelbyville Newspapers, Inc. until
                                        1999.

Wayne C. Ramsey..................  58   Director since September 2002 (Nominee);
                                        director of Paramount Bank since
                                        November 2003; Vice President of Lynch &
                                        Associates, (Evansville, Indiana) since
                                        2000; independent investor in banks and
                                        thrifts since 1993.

John R. Owens ...................  51   Director since May 2004 (term expires
                                        2007); director of Paramount Bank since
                                        1998; Area President and CEO of RPS/
                                        Equity Group, a wholly-owned subsidiary
                                        of Risk Placement Services, Inc. since
                                        2001; President and CEO of Equity
                                        Underwriting Group, Inc., Commonwealth
                                        Premium Finance Corporation and 21(st)
                                        Century Claims Services from 1990 to
                                        2001; President and Co-Owner of Equity
                                        Insurance Managers, Inc. from 1990 to
                                        1998; founder of Premium Finance
                                        Corporation in 1991; and founder of
                                        21(st) Century Claims Services, Inc. in
                                        1996.

Robert J. Salyers ...............  58   Director since May 2004 (term expires
                                        2007); Attorney with the firm of Salyers and Eiteljorg, P.C. (Indianapolis,
                                        Indiana) since 1973; Acting General
                                        Manager of the Indiana Pacers from 1981
                                        through 1983; President of the Indiana
                                        Pacers and Market Square Arena until
                                        1986; director of Standard Management
                                        Corporation (Indianapolis, Indiana) from
                                        2001 to 2005; director of Eiteljorg
                                        Museum of American Indians and Western
                                        Art since 1991.


     Under the NASDAQ rules relating to director independence which will be effective for the Company on July 31, 2005, a director is deemed to not be independent if, among other criteria, the director was employed by a parent or subsidiary of a company within the three prior years. John R. Owens was employed by Commonwealth Premium Finance Corporation until December, 2001. Commonwealth Premium Finance Company was a subsidiary of Paramount Bank until immediately prior to the Company's acquisition of Paramount Bank. As such, the three year look back period of NASDAQ's director independence rule expired with respect to Mr. Owens in December 2004.

     Board Committees and Meeting Attendance. The Board of Directors had four standing committees in 2004, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

                       NAME                    EXECUTIVE    AUDIT    COMPENSATION    NOMINATING
                       ----                    ---------    -----    ------------    ----------
Steven R. Abel ............................        /                                     /
Wendell L. Bernard.........................                   *
Russell Breeden, III ......................        *
Peter G. DePrez............................                                /
Wayne C. Ramsey............................        /                       *
John R. Owens .............................                   /                          /
Robert J. Salyers .........................        /          /            /             *
                                               ---------    -----    ------------    ----------
No. of Meetings
In Fiscal 2004***..........................        4         13            1             3


------------

/    Member
*    Chairperson
*** The Board held 10 meetings in 2004. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

     EXECUTIVE COMMITTEE

     When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

     AUDIT COMMITTEE

     The Audit Committee of the Company is comprised of 3 independent directors as that term for audit committee members is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. The Chairman of the Audit Committee, Wendell L. Bernard, has been deemed by the Board of Directors to be an "audit committee financial expert" (as defined by the SEC) for purposes of fulfilling the duties of the Committee. Among other duties, the Audit Committee:

     - Examines the activities of the Company's independent registered public accounting firm and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

     - Reviews the Company's accounting policies and the objectivity of its financial reporting.

     - Considers annually the qualifications of the Company's independent registered public accounting firm and the scope of their audit and appoints the Company's independent registered public accounting firm.

     - Receives reports from the internal auditors and reviews the scope of the internal audit program.

     - Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

     The Audit Committee Charter, as updated by the Audit Committee and the Board of Directors in March of 2005, details all the duties and responsibilities of the Committee and is included in this Proxy Statement as Appendix A.

     COMPENSATION COMMITTEE

     The Compensation Committee for 2004 was comprised of 3 directors, each of whom met the criteria for independence under the NASDAQ listing standards. The Compensation Committee has primary responsibility for:

     - Establishing executive compensation policies and programs.

     - Establishing the base salaries for executive officers.

     - Reviewing the Company's management development and succession planning policies.

     - Administering the Company's stock option plans and employee bonus plan.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee for 2004 was comprised of 2 independent directors and John R. Owens. As discussed above, John R. Owens did not satisfy the definition of an "independent director" until December 2004. In January of 2004, the Board of Directors adopted a written charter which is available on the Company's website which is located at www.blueriverbancshares.com.

       All of the directors serving on the Nominating and Corporate Governance Committee meet the definition of "independence" set forth in the NASDAQ listing standards. The committee includes:

                             Robert J. Salyers, Chairman
                             Wendell L. Bernard
                             John Robert Owens

     The duties of the Nominating and Corporate Governance Committee include, among others:

     - Review of the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board of Directors on this matter.

     - Considers as nominees for director qualified persons recommended by directors, management and shareholders and makes recommendations to the Board of Directors on this matter.

       - Considers and advises the Board of Directors on matters relating to the affairs or governance of the Company as requested by the Board of Directors.

     - The Nominating and Corporate Governance Committee considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

     The Nominating and Corporate Governance Committee may identify director nominees through a combination of referrals, including by management, existing board members, security holders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, the members may meet with the proposed nominee before making a final determination on the recommendation to the Board.

     The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 annual meeting of shareholders. The three director nominees are incumbent directors standing for re-election. John Eckart was elected by the Board of Directors on March 22, 2005, but effective as of April 1, 2005, to fill a vacancy on the Board of Directors.

     DIRECTORS ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

     All directors of the Company are encouraged to attend the annual meeting of the shareholders and the annual meeting of the Board of Directors of the Company. In 2004, all of the directors of the Company were in attendance at the annual shareholders meeting.

     CODE OF CONDUCT AND ETHICS

     The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Ethics is available on the Company's website at www.blueriverbancshares.com. Any amendment to, or waiver from, a provision of such Code of Ethics also will be made available on the Company's website.

     SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Any shareholder who desires to contact the Board of Directors or any member of the Board of Directors may do so in writing. Communication should be addressed to the "Board of Directors", Attn: Secretary, Blue River Bancshares, Inc., 29 E. Washington Street, Shelbyville, Indiana 46176. Communications received are distributed to the Chairman of the Board or the other members of the Board as appropriate, depending on the facts and circumstances outlined in the communications. If any complaints regarding accounting, internal accounting controls and auditing matters need to be communicated, then the shareholder should contact the Chairman of the Audit Committee at: Audit Committee, Blue River Bancshares, P.O. Box 585, Shelbyville, Indiana 46176. This address can be accessed only by the Internal Auditor and all correspondence will be forwarded to the Chairman of the Audit Committee for review.

     HOW IS OUR BOARD OF DIRECTORS PAID?

     A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees unless that director is not compensated by the Company or a subsidiary for their service as an officer or employee of the Company or subsidiary. Non-employee directors and non-compensated employee directors may receive:

     - $18,000 annually for chairing the Board of Directors of Blue River Bancshares, Inc.,

     -   $72,000 annually for chairing the Board of Directors of Paramount Bank,

     -   $33,000 annually for chairing the Board of Directors of Shelby County
         Bank,

     -   $600 per month for directors of the Company,

     -   $600 per month for directors of Shelby County Bank,

     -   $500 fee per month for directors of Paramount Bank,

     -   $300 per month for chairing a committee,

     - $17,953.93 total amount of health, life and disability insurance premiums paid for directors Abel, Bernard, DePrez and Breeden, and

     -    grant of nonqualified stock options.

     The 2004 Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2004 Stock Option Plan"). The 2004 Stock Option Plan provides for the award of stock options to officers, key employees and members of the Board of Directors of the Company and its subsidiaries. The exercise price per share for all options granted under the 2004 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2004 Stock Option Plan after May 13, 2014. The 2004 Stock Option Plan was approved by the shareholders of the Company. The Compensation Committee administers the 2004 Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which provides for the grant of nonqualified stock options to those individuals who serve as directors of the Company or any of its subsidiaries, including Shelby County Bank (the "2000 Directors' Stock Option Plan"). Nonqualified stock options were granted to directors previously under the 1997 Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan").

     The 2000 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $8.27 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, options for 30,000 shares of common stock are outstanding under the 2000 Directors' Stock Option Plan. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted,
(ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. Because the 2004 Plan was approved by the shareholders, no additional options will be granted under the 2000 Director's Stock option Plan.

     The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, options for 61,350 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No additional options will be granted under the 1997 Directors' Stock Option Plan.

             EXECUTIVE OFFICERS OF THE COMPANY

             WHO ARE OUR EXECUTIVE OFFICERS?

              NAME                  AGE      OFFICE AND BUSINESS EXPERIENCE
              ----                  ---      ------------------------------

Russell Breeden, III .............  55  See Mr. Breeden's biography on page 6.

Patrice M. Lima ..................  50  Vice President and Controller since July
                                        2002; Senior Vice President and Chief
                                        Financial Officer of Shelby County Bank
                                        since July 2002; Vice President and
                                        Controller of Shelby County Bank from
                                        January 2000 to July 2002; Vice
                                        President & Controller, Libertyville
                                        Bank & Trust Corp. (Libertyville,
                                        Illinois); Senior Accounting, Management
                                        & Operational management positions,
                                        First Colonial Bank Northwest (Niles,
                                        Illinois); Bachelor of Arts, Magna cum
                                        laude, Florida Atlantic University

Randy J. Collier .................  44  Executive Vice President since October
                                        2002; Director of Shelby County Bank
                                        since February 2005; President of Shelby
                                        County Bank since October 2004; Chief
                                        Credit Officer of Shelby County Bank
                                        since October 2002; Executive Vice
                                        President of Shelby County Bank from
                                        October 2002 to October 2004; Senior
                                        Lender, Key Bank (Indianapolis,
                                        Indiana); President, Harrington Bank
                                        (Indianapolis, Indiana); Multiple
                                        lending functions with National City,
                                        Merchants National Bank and American
                                        Fletcher National Bank (Indianapolis,
                                        Indiana); Bachelor of Science, Indiana
                                        University

     HOW ARE OUR EXECUTIVE OFFICERS PAID?

     Summary Compensation Table

                                                                                               SHARES
                                                                                             UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR        SALARY          BONUS       OPTIONS        COMPENSATION
---------------------------                            ----        ------          -----       -------        ------------
Russell Breeden, III,                                  2004             -0-            -0-          -0-       $  94,485(2)
Chairman, Chief Executive Officer and President        2003             -0-      $ 35,000(1)        -0-          30,447(2)
                                                       2002             -0-            -0-          -0-           6,630(3)

Lawrence T. Toombs,                                    2004      $ 136,300(4)    $  4,000(4)     2,500        $  17,630(4)
President                                              2003        130,000          4,000           -0-          12,437(5)
                                                       2002        104,615             -0-      20,000           11,163(5)

Randy J. Collier,                                      2004      $ 134,708       $  4,203        5,000        $  17,418(5)
Executive Vice President                               2003        127,703          4,000           -0-          17,772(5)
                                                       2002         27,462(6)         217       17,500               -0-


----------

     Notes to Summary Compensation Table:
     These were our most highly paid executive officers in 2004. These officers are referred to in this proxy statement as our "Named Executive Officers."

     (1) Mr. Breeden received compensation for the work performed in the acquisition of Paramount Bank.

     (2) Includes $90,000 in director's fees and $4,485 in insurance premiums in 2004. Includes $26,000 in director's fees and $4,447 in insurance premiums in 2003.

     (3) Includes $6,000 in director's fees and $630 in insurance premiums.

     (4) Mr. Toombs terminated his employment with the Company and its wholly-owned subsidiary, Shelby County Bank on October 4, 2004 pursuant to a Severance Agreement and Release, entered into with the Company. Prior to October 4, 2004, Mr. Toombs was paid $107,150 in base salary and a $4,000 bonus. Subsequent to October 4, 2004, Mr. Toombs was paid $33,718 pursuant to the Severance Agreement and Release. The $17,630 amount reported under "All Other Compensation" includes amounts paid to Mr. Toombs under the Severance Agreement and Release in lieu of the Company's 401(k) match and reimbursement of COBRA premiums. Mr. Toombs will receive a salary of $85,860 until August 2, 2005 and COBRA insurance coverage of $12,811 through April 30, 2006.

     (5) Includes insurance premiums and 401(k) employer matching contributions.

     (6) Mr. Collier was hired in October of 2002.

         Option Grants in 2004

                           NUMBER OF SECURITIES     % OF TOTAL OPTIONS
                            UNDERLYING OPTIONS     GRANTED TO EMPLOYEES    EXERCISE PRICE       EXPIRATION
       NAME                    GRANTED (#)            IN FISCAL YEAR         ($/SHARE)             DATE
       ----                    -----------            --------------         ---------             ----
Russell Breeden, II                -0-                      -0-                  -0-                   -
Lawrence T. Toombs              2,500                     9.48%               $6.00               1/2/05
Randy J. Collier                5,000                    18.87%               $6.00              6/22/14


     Aggregate Option Exercises in 2004 and Year-End Option Values

     The following table summarized certain information concerning stock options exercised by Named Executive Officers and the fiscal year-end value of unexercised options.


                                                         NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                           SHARES                              OPTIONS AT               IN-THE-MONEY OPTIONS AT
                          ACQUIRED         VALUE           DECEMBER 31, 2004             DECEMBER 31, 2004 (1)
       Name             On Exercise      Realized     ---------------------------     ---------------------------
       ----             -----------      --------     EXERCISABLE / UNEXERCISABLE     EXERCISABLE / UNEXERCISABLE
Lawrence T. Toombs          -0-             -0-         27,500          10,000           $    0        $    0
Randy J. Collier            -0-             -0-         11,500          11,000           $4,515        $3,010

------------

     (1) Value per share is calculated by subtracting the exercise price from the closing price of $5.18 per share on December 31, 2004 as reported on the NASDAQ SmallCap Market.

     Equity Compensation Plan Information


                                                                                                            NUMBER OF SECURITIES
                                                                                                          REMAINING AVAILABLE FOR
                                              NUMBER OF SECURITIES TO BE                                   FUTURE ISSUANCE UNDER
                                               ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                                 OUTSTANDING OPTIONS,         PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
            PLAN CATEGORY                        WARRANTS AND RIGHTS      OPTIONS, WARRANTS AND RIGHTS    REFLECTED IN COLUMN (a))
            -------------                     --------------------------  ----------------------------    ------------------------
                                                         (a)                           (b)                          (c)
Equity compensation plans approved by
security holders                                        217,350                     $  7.92                        21,080
Equity compensation plans not approved
by security holders                                         -0-                         -0-                           -0-
                                                      ---------                     -------                      --------
        Total                                           217,350                     $  7.92                        21,080


     Severance Agreement and Release. On October 4, 2004 the Company and Lawrence T. Toombs entered into a Severance Agreement and Release pursuant to which Mr. Toombs resigned as the President and a director of the Company and as the President and Chief Executive Officer and a director of the Company's wholly owned subsidiary Shelby County Bank. Under the Severance Agreement and Release, Mr. Toombs will continue to receive his base salary until August 2, 2005. In addition, Mr. Toombs will continue, until August 2, 2005, to participate in each employee welfare benefit plan of the Company in which he was participating in prior to the termination of his employment, except with respect to the Company's 401(k) plan and group health benefits. In lieu of the matching contributions that Mr. Toombs would have otherwise received from the Company under the Company's 401(k) plan, the Company paid Mr. Toombs a lump sum amount (net of taxes) equal to 3% of his base compensation for the period beginning on October 4, 2004 and ending on August 2, 2005. Additionally, the Company has agreed to reimburse Mr. Toombs the amount of any premium payments which he pays to continue his health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (COBRA).

     Change In Control Agreement With Named Executive Officer. The Board of Directors of the Company and Shelby County Bank have also approved a change in control agreement with Randy J. Collier, which provides that Mr. Collier will be provided with a two year employment term following a change in control. This agreement will not be effective until a change in control of the Company occurs. As of the date of this proxy statement, no event has occurred which would qualify as a change in control of the Company as defined in this agreement. Following a change in control, Mr. Collier will receive a stated minimum salary during the term of his employment. The change in control agreement also provides among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Collier may terminate his employment upon three months written notice to the Company if his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Collier if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreement). If Mr. Collier terminates his employment as described in the change in control agreement, Mr. Collier will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Collier's employment due to a disability, Mr. Collier will continue to receive his salary for the remainder of the term of the change in control agreement. If the Company terminates Mr. Collier's employment "for cause" (as defined in the change in control agreement), Mr. Collier will not receive any additional payments following the date of his termination. If Mr. Collier's employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreement also contains non-disclosure, non-solicitation and non-competition restrictions.

     2004 Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2004 Stock Option Plan"). The 2004 Stock Option Plan provides for the award of stock options to officers, key employees and members of the Board of Directors of the Company and its subsidiaries. The exercise price per share for all options granted under the 2004 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2004 Stock Option Plan after May 13, 2014. The 2004 Stock Option Plan was approved by the shareholders of the Company. The Compensation Committee administers the 2004 Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be delivered upon exercise of all options granted under the 2004 Stock Option Plan will not exceed seven percent of the outstanding shares of the Company, from time to time less the number of shares covered by outstanding or exercised options under the 1997 Key Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 1997 Directors' Stock Option Plan or the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, 52,580 shares of common stock of the Company are available for future stock option grants under the 2004 Stock Option Plan.

     2002 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2002 Employee Stock Option Plan"). The 2002 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2002 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2002 Employee Stock Option Plan after March 25, 2012. The 2002 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options may be granted under the 2002 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2002 Employee Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be issued under the 2002 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 2000 and 1997 Employee Stock Option Plans. As of this proxy statement, a total of 64,000 shares of common stock are outstanding under the 2002 Employee Stock Option Plan. As of the date of this proxy statement, options for 20,000 shares are available for future stock option grants under all of the 2002 Employee Stock Option Plans.

     2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2000 Employee Stock Option Plan"). The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be issued under the 2000 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 1997 Employee Stock Option Plan. As of this proxy statement, a total of 15,000 shares of common stock are outstanding under the 2000 Employee Stock Option Plan.

     1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

     Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 500 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

     Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of
Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined in the Savings Plan). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined in the Savings Plan) subject to an annual dollar limitation under the Code (currently $14,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

     The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:


                    YEARS OF SERVICE                         PERCENTAGE VESTED AND PAYABLE
                    ----------------                         -----------------------------
Less than 1 ............................................                   0%
1 ......................................................                  20%
2 ......................................................                  40%
3 ......................................................                  60%
4 ......................................................                  80%
5 or more...............................................                 100%


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

     The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     In 2004, our Compensation Committee was comprised of 4 directors. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report. In 2005, the Compensation Committee is comprised of 4 members of the Board of Directors who are independent, as that term is defined by the NASDAQ listing standards.

     WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

     The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

     Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2002 Key Employees' Stock Option Plan and 2004 Stock Option Plan.

     The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

     Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

     Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

     2004 Compensation of Chief Executive Officer. In 2004 the Chief Executive Officer of the Company was not compensated for his duties as Chief Executive Officer.

     Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders.

This Report by:

Wayne C. Ramsey, Chairman
Wendell L. Bernard
Peter G. DePrez
John Robert Owens

REPORT OF THE AUDIT COMMITTEE

     WHY ARE WE RECEIVING THIS REPORT?

     This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on May 23, 2000. The charter has been updated annually. The current charter, updated as of March 2005, is attached as Appendix A.

     WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

     In 2004, the Audit Committee was comprised of 3 members of the Board of Directors of the Company. Two of the members of the Audit Committee were independent as that term is defined by the NASDAQ listing standards. John R. Owens, as discussed above, did not satisfy the definition of an "independent director" until December 2004.

     HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 and the footnotes thereto with management and the independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, relating to the independence of the auditors from the Company.

     The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of and the letter from the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board No. 1, Independence Discussions with Audit Committees. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Crowe Chizek and Company LLC were compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.

This Report by:

Wendell L. Bernard, Chairman
John Robert Owens
Robert J. Salyers

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2004 AND 2003

     The following table sets forth the aggregate fees billed by Crowe Chizek and Company LLC for 2004 and by Deloitte & Touche LLP for 2003 for audit services rendered in connection with the consolidated financial statements and reports for fiscal year 2004 and 2003, and for other services rendered during fiscal year 2004 and fiscal year 2003 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:

                                 Fiscal 2004       Fiscal 2003
     Audit Fees                     $71,000          $ 85,905
     Audit Related Fees               4,235               -0-
     Tax Fees                           -0-            17,280
     All Other Fees                     -0-            76,495
                                    -------          --------
     Total Fees                     $75,335          $179,680
                                    =======          ========



     Audit Fees consist of fees billed or expected to be billed for professional services rendered for (i) the audit of the Company's consolidated financial statements, (ii) the review of interim condensed consolidated financial statements included in quarterly reports, (iii) the services that are, or were, normally provided by Crowe Chizek and Company LLC or Deloitte & Touche LLP in connection with the statutory and regulatory filings or engagements, and (iv) the attest services, except those not required by statute or regulation.

     Audit-Related Fees consist of fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees".

     Tax fees consist of fees billed to the Company for professional services rendered for tax compliance, preparation and other tax services. Tax compliance and preparation fees consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for preparation of income tax returns.

     All other fees consist of fees for all other services other than those reported above. Included in this category for 2003 were fees associated with financial review and assistance relating to the Company's acquisition of Paramount Bank.

     All of the fees and services described above under "audit fees", "audit-related fees" and "all other fees" were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for pre-approval of services provided by the Company's independent registered public accounting firm. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

     In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the Company's independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of April 15, 2005 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock; (ii) each of the Company's directors, nominees and the Named Executive Officers; and (iii) all current directors and executive officers as a group.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
                     Name                        Number of Shares Owned(1)   Right to Acquire(2)       Outstanding Shares(3)
----------------------------------------------------------------------------------------------------------------------------
Steven R. Abel(4)                                           19,831                27,400                      1.39
----------------------------------------------------------------------------------------------------------------------------
Wendell L. Bernard(5)                                       11,500                 2,400                       .41
----------------------------------------------------------------------------------------------------------------------------
Russell Breeden, III(6) (7)                                508,171(8)                  0                     14.92
----------------------------------------------------------------------------------------------------------------------------
Peter G. DePrez                                             24,720                 1,000                       .76
----------------------------------------------------------------------------------------------------------------------------
Wayne C. Ramsey(6) (9)                                     185,778(15)                 0                      5.45
----------------------------------------------------------------------------------------------------------------------------
L. Gene Tanner(6) (10)                                     117,040                     0                      3.44
----------------------------------------------------------------------------------------------------------------------------
John R. Owens                                                    0                 1,200                       .04
----------------------------------------------------------------------------------------------------------------------------
Robert J. Salyers(11)                                        4,724                 1,200                       .17
----------------------------------------------------------------------------------------------------------------------------
Randy J. Collier                                                 0                16,800                       .49
----------------------------------------------------------------------------------------------------------------------------
Patrice Lima                                                     0                 4,200                       .12
----------------------------------------------------------------------------------------------------------------------------
John Eckart(12)                                                  0                     0                         0
----------------------------------------------------------------------------------------------------------------------------
Directors and Executive Officers as
a group (11 persons including those
listed above)(13)                                          872,264                57,700                     27.30
----------------------------------------------------------------------------------------------------------------------------
Russell Breeden, III, Wayne C.
Ramsey and L. Gene Tanner as a
group(14)                                                  810,989                     0                     23.81
----------------------------------------------------------------------------------------------------------------------------

(1)  Includes shares for which the named person:
          -   has sole voting and investment power, or
          -   has shared voting and investment power with a spouse or child.

     Excludes shares that:
          -   are restricted stock holdings, or
          -   may be acquired through stock option exercises.

(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.

(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired.

(4) Mr. Abel holds 2,688 shares jointly with his spouse. Mr. Abel's spouse holds 5,198 shares individually.

(5) Mr. Bernard holds 4,500 shares jointly with his spouse. Mr. Bernard holds 7,000 shares in the name of Bernard Realty Inc.

(6)  Based upon information provided by such person to the Company and in a
     Schedule 13D filed with the Securities and Exchange Commission on November 17, 2003. Included as reporting persons in the filing are Russell Breeden III, Wayne C. Ramsey and L. Gene Tanner. The reporting persons have sole power to vote and dispose of an aggregate of 810,989 shares.

(7) Mr. Breeden's business address is 20 North Meridian Street, Suite 800A, Indianapolis, Indiana 46204.

(8) Includes 61,000 shares held by Mr. Breeden's spouse and 7,000 shares held by Mr. Breeden's children.

(9) Mr. Ramsey's business address is Lynch & Associates, 10644 Newburgh Road, Newburgh, Indiana 47630.

(10) Mr. Tanner's business address is NatCity Investments, 251 North Illinois Street, Indianapolis, Indiana 46204.

(11) Mr. Salyers holds 2,026 shares jointly with his spouse. Mr. Salyers' wife holds 283 shares individually.

(12) Nominee for director.

(13) Includes shares held by Mr. Tanner.

(14) Based solely upon information provided by such persons to the Company and in a Schedule 13D filed with the Securities and Exchange Commission on September 20, 2002, Messrs. Breeden, Ramsey and Tanner are deemed to be a "group" under Section 13(d) of the Securities Exchange Act of 1934.

(15) Includes 39,964 shares held individually by Mr. Ramsey's wife.

     SECTION 16(A) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Based solely upon the Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) during 2004 and Forms 5 and amendments thereto furnished to the Company with respect to 2004, the Company does not believe that any director, executive officer or person who hold more than 10% of our capital stock failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during 2004.

RELATED PARTY TRANSACTIONS

          Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and its subsidiary banks and the companies with which they are associated will have banking and other transactions with the Company and its subsidiary banks in the ordinary course of business. It is the policy of Shelby County Bank and Paramount Bank that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the bank. Applicable law and the policy of Shelby County Bank and Paramount Bank generally require that transactions between the Company or either bank, and any officer, director, principal shareholder or other affiliate of the Company or either bank will be on terms no less favorable to the Company or the bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

     The following table illustrates the expense of products and services provided to the Company in 2004 from businesses with ownership interests by directors or executive officers.

Director or Executive              Company                    Expense paid        Service or
Officer                                                       By the Company      Product Provided
----------------------------------------------------------------------------------------------------
Peter G. DePrez             Brown Linder & DePrez              $    17,072         Legal

Steven R. Abel              Hoosier Appraisal Services              27,350         Appraisal

                                                                      APPENDIX A

                           BLUE RIVER BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

A.   NAME

     There shall be a committee of the Board of Directors of Blue River Bancshares, Inc. (the "Corporation") to be known as the Audit Committee.

B.   PURPOSE

     The Audit Committee, established by resolution of the Board of Directors, shall be directly responsible for the appointment, compensation and oversight over the work of the Corporation's public accountants.

     The Audit Committee shall monitor (1) the integrity of the financial statements of the Corporation; (2) the Corporation's compliance with legal and regulatory requirements; (3) the public accountants' qualifications and independence; and (4) the performance of the Corporation's internal audit function and public accountants.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

C.   COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least three members. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. In that regard, all members of the Audit Committee shall be able to read and understand financial statements at the time of their appointment and at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by applicable legislation, regulation and rules. In selecting the audit committee financial expert, the Board shall consider whether a person has:

     (1) an understanding of financial statements and generally accepted accounting principles;

     (2) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities;

     (4) an understanding of internal controls and procedures for financial reporting; and

     (5)  an understanding of audit committee functions.

     The Board shall appoint the members of the Audit Committee annually. The members of the Audit Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Except as expressly provided in this Charter or the by-laws of the Corporation, or as otherwise provided by law or the rules of the Nasdaq Stock Market, the Audit Committee shall fix its own rules of procedure; provided, however, that a majority of the members of the Audit Committee shall be required to constitute a quorum. Further, the Audit Committee shall meet at least four times annually with authority to convene additional meetings as circumstances require.

D.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

     In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility.

CORPORATE GOVERNANCE AND INTERNAL CONTROL

     - The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Audit Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

     - The Audit Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

     - The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or public accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     -    The Audit Committee shall make regular reports to the Board.

     - The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     - The Audit Committee shall annually review the Audit Committee's own performance.

     - Recommend to the Board policies for the Corporation's hiring of employees or former employees of the public accountants who were engaged on the Corporation's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Corporation's audit as an employee of the public accountants during the preceding one-year period).

     - Establish procedures for (a) receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     - Review with the Corporation's public accountants, the Corporation's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

     - Review the internal audit function of the Corporation, including the independence, competence, staffing adequacy and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Audit Committee, the internal audit reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the registered public accountants.

     - Discuss with management and the public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise materials issues regarding the Corporation's financial statements or accounting policies.

     - Review and approve the appointment, reassignment or dismissal of the director of internal audit.

     - Review and approve the internal audit charter that explains the framework for providing services to management and to the audit committee, including the purpose, responsibility, authority and reporting relationships of the internal audit function.

FINANCIAL REPORTING

     - The Audit Committee shall have the sole authority to appoint or replace the public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

     - Review and discuss with management and the public accountants the Corporation's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-KSB.

     - Review and discuss with management and the public accountants the Corporation's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations," or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-QSB, including the results of the registered public accountants' reviews of the quarterly financial statements to the extent applicable.

     - Review and discuss with management and the public accountants, as applicable, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the public accountants and the Corporation's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants' activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (f) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

     - Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

     - Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Corporation. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Corporation's internal auditors.

     - Receive periodic reports from the public accountant regarding the accountant's independence consistent with Independence Standards Board Standard Number 1, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the public accountants.

     - Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

     - Discuss with the public accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

     - Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

     - Discuss with the public accountants the internal audit department and its audit plan, responsibilities, budget and staffing.

     - Review disclosures made by the Corporation's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Corporation's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

     -    Review any reports of the registered public accountants mandated by
          Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal acts in accordance with Section 10A.

     -    Ensure that the Corporation maintains an internal audit function.

     - Ensure that a going concern qualification in an audit opinion be disclosed to the public through the issuance in a press release no later than seven calendar days following the filing of such opinion in an SEC filing. Prior to such public announcement, the Audit Committee shall ensure that the text of such announcement be provided to the StockWatch section of Nasdaq's MarketWatch Department.

     -    Review and approve all related-party transactions.

     - Discuss with management any second opinions sought from an accounting firm other than the Corporation's public accountants, including the substance and reasons for seeking any such opinion.

     - Discuss with the Corporation's general counsel legal or regulatory matters that may have a material impact on the Corporation's financial statements or its compliance and reporting policies.

     - Review at least annually the exceptions noted in the reports to the Audit Committee by the internal auditors and the public accountants, and the progress made in responding to exceptions.

D.   LIMITATIONS OF AUDIT COMMITTEE'S ROLES

     While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

PROXY                                                                      PROXY

                           BLUE RIVER BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 24, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Randy J. Collier and Patrice M. Lima, or either of them, as proxies of the undersigned, each with full power of substitution, to represent and to vote, as indicated below, all shares of common stock of Blue River Bancshares, Inc. ("Blue River") which the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of Blue River and at any and all adjournments or postponements thereof (the "Shareholders Meeting"), upon the following matters:

1. ELECTION OF DIRECTORS. The election of Peter G. DePrez, Wayne C. Ramsey and John Eckart as directors for a term of three years.

      [ ]  FOR               [ ]  WITHHOLD

INSTRUCTION: To withhold authority to vote for any of the nominees write that nominee's name in the space provided below.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year 2005.

      [ ]  FOR               [ ]  AGAINST                [ ]  ABSTAIN

3. OTHER MATTERS. In their discretion, on such other matters as may properly come before the annual meeting.

                           PLEASE SIGN ON REVERSE SIDE

                           (CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2005. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

DATED:______________________, 2005  ____________________________________________
                                             (Signature of Shareholder)

                                    ____________________________________________
                                             (Signature of Shareholder)

                                    Please sign exactly as your name appears on your stock certificate and on the label placed to the left. Joint owners should each sign personally. Trustees, guardians, executors and others signing in a representative capacity should indicate the capacity in which they sign.